TCBI Q4 2012 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of  future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the
Securities and Exchange Commission (SEC).

Opening Remarks
•
Achieved record earnings in 2012
•
Reduction in credit costs and improvement in NPAs in 2012
•
Strong growth in LHI and deposits in 2012 with exceptional growth in
DDAs
•
LHS levels remained high in 2012; taking advantage of market demand

Financial Review
Net Income and EPS
–
Outstanding growth in 2012 net income, increased 59% over 2011 net income
Operating Leverage, Core Earnings Power & NIM
–
Growth of Net Revenue
•
17% growth from Q4-2011 and 6% from Q3-2012
–
Strong growth in LHI and LHS
–
Growth in net interest income
•
NIM reduction due to growth and impact of debt offering
•
Strong LHS levels with favorable spreads, with yields down slightly
•
Improved funding profile at reduced cost
•
Growth in DDA and total deposits and matched funding of LHS
–
Reduced credit costs in 2012 with reduction in NPAs and low level of NCOs
Capital
–
Capital position enhanced with successful addition of $198 million of new regulatory capital raised during
Q3-2012
•
$87 million in common equity
•
$111 million 6.5% 30-year subordinated debt

Financial Review
Loan Growth
–
Broad-based growth in LHI
•
Averages increased 6% from Q3-2012 and 23% from Q4-2011
•
Quarter-end balance 10%, above 2012 average
–
Average LHS balances up 9% from Q3-2012 and 27% from Q4-2011
Funding
–
Funding profile still strong with continued DDA and total deposit growth
•
Average  DDA increased 17% from Q3-2012 and 42% from Q4-2011
•
Quarter-end balance $178.6 million, or 8%, above Q4-12 average
–
LHS match funded with borrowings and deposits, producing excellent spreads for highly liquid, short-
duration earning assets
Credit Costs
–
Total credit costs of $5.5 million for Q4-2012
•
Provision of $4.5 million compared to $3.0 million in Q3-2012, primarily related to growth
•
OREO valuation cost of $955,000 compared to $64,000 in Q3-2012
•
NCOs of $3.5 million (21 bps) compared to $1.2 million (8 bps) in Q3-2012
–
Favorable trend in NPA ratio with $4.5 million (6%) decrease from Q3-12, including OREO reduction of $3.1 million (16%)

Income Statement - Quarterly

Q4-12 Q3-12 Q2-12 Q1-12 Q4-11
Net interest income
$ 101,155 $   96,855 $   90,640 $   88,229 $   88,147
Non-interest income
12,836 10,552 10,462 9,190 8,994
Net revenue
113,991 107,407 101,102 97,419 97,141
Provision for credit losses
4,500 3,000 1,000 3,000 6,000
OREO valuation and write-down expense
955 64 3,123 2,741 1,091
Total provision  and OREO valuation 5,455 3,064 4,123 5,741 7,091
Non-interest expense
59,119 53,457 50,850 49,535 49,262
Income before income taxes
49,417 50,886 46,129 42,143 40,788
Income tax expense
17,982 18,316 16,506 15,062 15,043
Net income
$   31,435 $   32,570 $   29,623 $   27,081 $   25,745
Diluted EPS
$         .76 $         .80 $         .76 $         .70 $         .67
Net interest margin
4.27% 4.36% 4.49% 4.54% 4.60%
ROA
1.27% 1.40% 1.40% 1.33% 1.28%
ROE
15.35% 17.27% 18.08% 17.36% 17.05%
Efficiency (1)
48.4% 49.8% 50.3% 50.8% 50.7%
(1)  Excludes OREO valuation charge and $4 million litigation settlement in Q4-12

Income Statement - Annual

2012 2011 2010 2009 2008
Net interest income
$ 376,879 $ 302,937 $ 241,674 $ 196,691 $ 151,737
Non-interest income
43,040 32,232 32,263 29,260 22,470
Net revenue
419,919 335,169 273,937 225,951 174,207
Provision for credit losses
11,500 28,500 53,500 43,500 26,750
OREO valuation and write-down expense
6,883 6,798 8,504 7,809 –
Total provision  and OREO valuation 18,383 35,298 62,004 51,309 26,750
Non-interest expense
212,961 181,403 154,984 137,733 109,651
Income before income taxes
188,575 118,468 56,949 36,909 37,806
Income tax expense
67,866 42,366 19,626 12,522 12,924
Net income
$ 120,709 $   76,102 $   37,323 $   24,387 $   24,882
Diluted EPS
$       3.01 $       1.99 $       1.00 $         .56 $         .89
Net interest margin
4.41% 4.68% 4.28% 3.89% 3.54%
ROA
1.35% 1.12% .63% .46% .55%
ROE
16.93% 13.39% 7.23% 5.15% 7.46%
Efficiency (1)
49.8% 54.1% 56.6% 61.0% 62.9%
(1)  Excludes OREO valuation charge and $4 million litigation settlement in 2012

QTD Average Balances, Yields and Rates

(in thousands) Q4 2012 Q3 2012 Q4 2011
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal.
Yield Rate
Assets
Securities $    103,483 4.55% $ 110,300 4.53% $ 139,826 4.43%
Fed funds sold & liquidity investments 91,503 .27% 74,219 .30% 51,149 .36%
Loans held for sale 2,658,092 3.96% 2,432,027 4.00% 2,093,883 4.23%
Loans held for investment 6,662,817 4.79% 6,313,263 4.81% 5,395,253 5.09%
Total loans, net of reserve 9,246,997 4.59% 8,672,917 4.63% 7,421,922 4.89%
Total earning assets 9,441,983 4.55% 8,857,436 4.59% 7,612,897 4.85%
Total assets $9,869,282 $9,256,864 $7,995,474
Liabilities and Stockholders’ Equity
Total interest bearing deposits $4,662,116 .28% $4,649,823 .29% $3,965,614 .35%
Other borrowings 1,725,129 .19% 1,639,953 .21% 1,588,198 .17%
Subordinated notes 111,000 6.56% 12,065 6.86% – –
Long-term debt 113,406 2.33% 113,406 2.43% 113,406 2.34%
Total interest bearing liabilities 6,611,651 .40% 6,415,247 .32% 5,667,218 .34%
Demand deposits 2,356,758 2,010,694 1,659,132
Stockholders’ equity 814,565 750,113 598,982
Total liabilities and stockholders’ equity $9,869,282 .27% $9,256,864 .22% $7,995,474 .24%
Net interest margin 4.27% 4.36% 4.60%

Financial Summary

(in thousands)
QTD Averages
Q4 2012 Q3 2012 Q4 2011
Q4/Q3%
Change
YOY %
Change
Total assets $9,869,282 $9,256,864 $7,995,474 7% 23%
Loans held for investment 6,662,817 6,313,263 5,395,253 6% 23%
Loans held for sale 2,658,092 2,432,027 2,093,883 9% 27%
Total loans 9,320,909 8,745,290 7,489,136 7% 24%
Securities 103,483 110,300 139,826 (6)% (26)%
Demand deposits 2,356,758 2,010,694 1,659,132 17% 42%
Total deposits 7,018,874 6,660,517 5,624,746 5% 25%
Stockholders’ equity 814,565 750,113 598,982 9% 36%

Financial Summary

(in thousands)
YTD Averages
2012 2011 YOY % Change
Total assets $8,965,961 $6,819,088 31%
Loans held for investment 6,148,860 5,059,134 22%
Loans held for sale 2,298,651 1,210,954 90%
Total loans 8,447,511 6,270,088 35%
Securities 117,375 157,120 (25)%
Demand deposits 1,984,171 1,515,021 31%
Total deposits 6,444,007 5,361,475 20%
Stockholders’ equity 713,190 568,147 26%

Financial Summary

(in thousands)
Period End
Q4 2012 Q3 2012 Q4 2011
Q4/Q3%
Change
YOY %
Change
Total assets $10,540,542 $9,881,362 $8,137,225 7% 30%
Loans held for investment 6,785,535 6,549,089 5,572,371 4% 22%
Loans held for sale 3,175,272 2,818,622 2,080,081 13% 53%
Total loans 9,960,807 9,367,711 7,652,452 6% 30%
Securities 100,195 107,288 143,710 (7)% (30)%
Demand deposits 2,535,375 2,114,279 1,751,944 20% 45%
Total deposits 7,440,804 6,717,579 5,556,257 11% 34%
Stockholders’ equity 836,242 802,406 616,331 4% 36%

Revenue and Income Growth
($ in thousands)
Non-Interest Income

(1)  Excludes OREO valuation charge for 2012, 2011 and 2010.
98,606
109,651
137,733
154,985
181,403
212,961
160,379
174,207
225,951
273,937
335,169
419,919
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2007 2008 2009 2010 2011 2012
Non -Interest Expense Net Interest Income
Operating Revenue CAGR: 21%
Net Interest Income CAGR: 22%
Non-interest Income CAGR: 16%
Non-interest Expense CAGR: 17%
Net Income CAGR: 31%

EPS Growth
2007 2008 2009^ 2010 2011
5 Year EPS CAGR: 21%
2012
^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.56.

$1.18
$0.89
$0.71
$1.00
$1.99
$3.01
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50

3462
4028
4457
4711
5572
6786
3066
3333
4121
5455
5557
7441
0
1000
2000
3000
4000
5000
6000
7000
8000
2007 2008 2009 2010 2011 2012
Loans HFI Interest Bearing Deposits
Deposit and Loan Growth
($ in millions)
Demand Deposits

Demand Deposit CAGR: 37%
Total Deposit CAGR: 19%
Loans Held for Investment CAGR: 14%

Energy 8%
Highly Liquid Assets 2%
Business Assets 27%
Loans held for sale 32%
Unsecured 2%
Owner Occupied R/E 4%
Residential R/E Mkt. Risk 5%
Comml. R/E Mkt. Risk 17%
Other Assets 3%

TEXAS CAPITAL BANCSHARES, INC.

Loan Portfolio Statistics

Non-accrual loans
Commercial $         15,373
Construction 17,217
Real estate 23,066
Consumer 57
Equipment leases 120
Total non-accrual loans $        55,833
Non-accrual loans as % of
loans held for investment
.82%
Non-accrual loans as % of
total loans
.56%
OREO 15,991
Total Non-accruals +
OREO
$    71,824
Non-accrual loans + OREO
as % of loans held for
investment + OREO
1.06%
Total Loans  $9,960,807
All numbers in thousands.
Loan Collateral by Type 12/31/12

Credit Quality
Improved Credit Trends
–
Total credit cost of $5.5 million for Q4-2012, compared to $3.1 million in Q3-2012 and $7.1 million in Q4-2011
•
Provision of $4.5 million for Q4-2012 compared to $3.0 million for Q3-2012 and $6.0 million in Q4-2011, reflecting better credit trends in 2012, but increases for growth
•
NCOs for YTD of 10 bps, with $3.5 million (21 bps) in Q4-2012 compared to 25 bps in
Q4-2011
•
OREO valuation charge of $955,000 compared to $64,000 in Q4-2012 and $1.1 million in
Q4-2011
–
NPA ratio continues to decline
•
Reduction of $16.8 million (19%) from Q4-2011 and $4.5 million (6%) from Q3-2012
•
NPA ratio of 1.06% compared to 1.16 % in Q3-2012 and 1.58% in Q4-2011
•
NPLs at $55.8 million, down $1.4 million from Q3-2012 and down $1.3 million from Q4-
2011
•
NPL ratio at 0.56% of total loans and 0.82% of LHI
•
OREO reduction of $3.1 million (16%) from Q3-2012 and $18.1 million (53%) from Q4-
2011
–
Achieved reduction in 2012 credit costs consistent with improvement in credit metrics

Credit Quality

Net Charge-offs / Average Loans
* Excludes loans held for sale.
Combined reserve /
Loans
*
1.15% 1.31% 1.56% 1.59% 1.16%
Non-accrual loans +
OREO to loans
*
+
OREO
1.06% 1.58% 3.25% 2.74% 1.81%
Combined reserve to
non-accruals
1.3x 1.3x .6x .7x 1.0x
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2012 2011 2010 2009 2008
0.10%
0.58%
1.14%
0.46%
0.35%

Closing Comments
•
Strong core earnings and growth to continue in 2013
•
Credit costs in 2013 expected to be slightly lower than 2012
•
Strong LHI pipeline and new commitments present opportunity for growth potential
•
LHS balances to stay high and could grow modestly with increased market share and participation program

Q&A 19